UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2006

MORGAN BEAUMONT, INC.

(Exact name of Registrant as specified in charter)

NEVADA	000-33389	65-1071956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6015 31st Street East, Bradenton, FL 34203

(Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code: 941-753-2875

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registration under any of the following provisions (see General Instructions A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(cf) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8 Other Events.

(a) Additional Bridge Funding.

In April 2006, we entered into an agreement to enable us to borrow up to $1,100,000 from various lenders. Pursuant to that agreement, on April 27, 2006, we borrowed a total of $500,000.00 for a term of up to 90 days, as more fully described on our 8-K filed with the SEC on May 4, 2006.

On May 28, 2006, we borrowed an additional $150,000 from the London Family Trust under the same terms and conditions. We anticipate additional borrowings within the next 60 days until we complete a private placement. There are no assurances any additional funding will be available to us.

Item 9 Exhibits.

There are no exhibits attached herein.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MORGAN BEAUMONT, INC.

By:	/s/ Clifford Wildes
Print:	Clifford Wildes
Title:	CEO, Treasurer and Director
Dated:	June 1, 2006

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